Exhibit 32.1

CERTIFICATION PURSUANT TO

     18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of San Joaquin Bancorp (the “Company”) on Form 10-K/A for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce Maclin Bruce Maclin Chief Executive Officer (Principal Executive Officer) March 24, 2009

/s/ Stephen M. Annis Stephen M. Annis Chief Financial Officer (Principal Financial and Accounting Officer) March 24, 2009